AMENDMENT TO EMPLOYMENT AGREEMENT

         This Amendment to Employment Agreement amends the Employment Agreement made and entered into as of October 6, 1998 by and among Permanent Bancorp, Inc., Permanent Bank and Donald P. Weinzapfel.

                      1. The first sentence of Section 1 of the Employment Agreement is hereby amended to read as follows: "The Employee will be employed solely as Chairman of the Board of the Bank, such position to last until January 1, 1999, and shall additionally be employed as Chairman of the Board and Chief Executive Officer of the Holding Company until the end of his employment hereunder as provided in
                      Section 4."

                      2. Section 4 of the Employment Agreement is hereby amended to read as follows: "The term of employment under this Agreement shall be from October 6, 1998 until, subject to earlier termination as provided herein, the first to occur of either of the following: (1) the last day of the month in which the Agreement dated December 20, 1999 among the Holding Company, the Bank, Old National Bancorp, Old National Bank and Merger Corporation I (the "Merger Agreement") is terminated, or (2) as of the Effective Time (as defined in the Merger Agreement). Notwithstanding the foregoing, if the Merger Agreement is terminated prior to April 1, 2000, the term of employment under this Agreement shall expire on April 1, 2000. Other than as provided herein, the Employment Agreement shall continue in full force and effect and remain unchanged pursuant to its terms."

         IN WITNESS WHEREOF, the parties have executed this Amendment as of this 20th day of December, 1999.


                                                   PERMANENT BANCORP, INC.

                                            By:      /s/  Murray J. Brown
                                                     ---------------------
                                            Name:    Murray J. Brown
                                            Title:   President

                                            PERMANENT BANK

                                            By:      /s/  Murray J. Brown
                                                     ---------------------
                                            Name:    Murray J. Brown
                                            Title:   Chairman, President and
                                                     Chief Executive Officer

                                            EMPLOYEE

                                            By:      /s/ Donald P. Weinzapfel
                                                     ------------------------
                                                     Donald P. Weinzapfel